   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1999
                                                      REGISTRATION NO. 333-14493
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    ---------------------------------------

                              SUNRISE MEDICAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                         8342                  95-3836867
 (STATE OR OTHER JURISDICTION        (PRIMARY STANDARD         (I.R.S. EMPLOYER
       OF INCORPORATION           INDUSTRIAL CLASSIFICATION     IDENTIFICATION
       OF ORGANIZATION)                 CODE NUMBER)                NUMBER)

                         2382 FARADAY AVENUE, SUITE 200
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 930-1500
                 (Address, including Zip Code, Telephone Number,
        including Area Code, of Registrant's Principal Executive Offices)

                                 STEVEN A. JAYE
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              SUNRISE MEDICAL INC.
                         2382 FARADAY AVENUE, SUITE 200
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 930-1500

                                 WITH COPIES TO:

                            REGINA M. SCHLATTER, ESQ.
                                LATHAM & WATKINS
                        650 TOWN CENTER DRIVE, SUITE 2000
                          COSTA MESA, CALIFORNIA 92626

              (Name, Address, including Zip Code, Telephone Number,
                   including Area Code, of Agent for Service)

                    ---------------------------------------

   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

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

     This Post-Effective Amendment is solely for the purpose of removing from registration 42,352 shares of the Common Stock, $1.00 par value, of Sunrise Medical Inc., being the only securities to which this registration statement relates which remain unsold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, on the 20th day of April, 1999.

                                  SUNRISE MEDICAL INC., a Delaware corporation


                                  By: /s/ Ted N. Tarbet
                                      ----------------------------------------
                                      Ted N. Tarbet, Senior Vice President and
                                      Chief Financial Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                                TITLE                                          DATE
        ---------                                -----                                          ----
           *                        Chairman of the Board, President and                    April 20, 1999
----------------------------        Chief Executive Officer
Richard H. Chandler


/s/ Ted N. Tarbet                   Senior Vice President and Chief Financial Officer       April 20, 1999
----------------------------        (Principal Financial Officer)
Ted N. Tarbet


           *                        Vice President and Controller                           April 20, 1999
----------------------------        (Principal Accounting Officer)
John M. Radak


           *                        Director                                                April 20, 1999
----------------------------
Lee A. Ault III


           *                        Director                                                April 20, 1999
----------------------------
Murray H. Hutchison


           *                        Director                                                April 20, 1999
----------------------------
William L. Pierpoint


           *                        Director                                                April 20, 1999
----------------------------
Joseph Stemler


           *                        Director                                                April 20, 1999
----------------------------
John R. Woodhull



   *By: /s/ Ted N. Tarbet
        -----------------
        Ted N. Tarbet
        Attorney-in-Fact

                                       3